VAN KAMPEN UNIT TRUSTS, SERIES 555

               Select S&P Greater China Picks Portfolio, Series 3

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 16, 2006

         Notwithstanding anything to the contrary in the prospectus, the Mandatory Termination Date of the Portfolio as set forth under the Essential Information is May 20, 2007.

Supplement Dated:  April 12, 2006